Exhibit 99.3

***Portions of this exhibit have been omitted pursuant to a request for confidential treatment under

Rule 24b-2 of the Exchange Act. Redacted information has been filed separately with the Commission.

ISDA®

International Swaps and Derivatives Association, Inc.

AMENDMENT AGREEMENT

dated as of 5 April 2024

between

Morgan Stanley Bank, N.A.

(“MSBNA”)

and

Morgan Stanley & Co International PLC

(“MSIP”)

and

Green Bridge Investment Company SCS

(“Counterparty”)

acting through Green Bridge Management SARL

(“General Partner”)

MSBNA and Counterparty, a company incorporated under the laws of the Grand Duchy of Luxembourg as a societe en commandite simple with its registered office at 12E, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Societes a Luxembourg) under number B277850 acting through Green Bridge Management SARL, a company incorporated under the laws of the Grand Duchy of Luxembourg as a societe a responsabilite limitee with its registered office at 12E, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Societes a Luxembourg) under number B277712, have previously entered into, among other transactions:

(i)	a confirmation of an equity collar transaction dated 5 September 2023 (the “Collar Confirmation”) which supplements, forms a part of, and is subject to the ISDA 2002 Master Agreement that is deemed to have been entered into between MSBNA and Counterparty pursuant to the terms of the Collar Confirmation (as amended or supplemented from time to time) (the “MSBNA Master Agreement”); and

(ii)	a confirmation of a series of option transactions dated 5 September 2023 (the “Forward Confirmation”), which supplements, forms a part of, and is subject to the MSBNA Master Agreement) (the MSBNA Master Agreement, together with the Collar Confirmation and the Forward Confirmation and each other confirmation entered into under the MSBNA Master Agreement, the “MSBNA Agreement”).

MSIP and Counterparty have previously entered into, among other transactions, a confirmation of a contingent share sale and purchase transaction dated 5 September 2023 (the “SPA Confirmation (Contingent)”) which supplements, forms a part of, and is subject to the ISDA 2002 Master Agreement that is deemed to have been entered into between MSIP and Counterparty pursuant to the terms of the confirmation of a share swap transaction entered into between MSIP and Counterparty with a trade date of 12 June 2023 (the “MSIP Master Agreement” and, together with the SPA Confirmation (Contingent) and each other confirmation entered into under the MSIP Master Agreement, the “MSIP Agreement”).

MSBNA and Counterparty have now agreed to amend the MSBNA Agreement, and MSIP and Counterparty have now agreed to amend the MSIP Agreement, each pursuant to the terms of this Amendment Agreement (this “Amendment Agreement”).

As used in this Amendment Agreement, unless otherwise agreed among the parties hereto, “Amendment Effective Date” means the date of this Amendment Agreement provided that on such date MSBNA notifies Counterparty that MSBNA and MSIP have received, in form and substance satisfactory to each of them (acting reasonably), or have waived the receipt of, each of the documents and evidence set out in Schedule 3 (Conditions Precedent) hereto. MSBNA agrees to promptly notify Counterparty upon the satisfaction or waiver of Counterparty’s obligations to so deliver such documents and other evidence.

Terms defined in the MSBNA Agreement or MSIP Agreement shall have the same meaning when used in this Amendment Agreement as applicable, unless otherwise defined herein.

Accordingly, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree, subject as set out in Clause 6(c) below, as follows:

1	Amendments to SPA Confirmation (Contingent)

MSIP and Counterparty agree that with effect from the Amendment Effective Date the SPA Confirmation (Contingent) will be amended as follows:

“Number of Shares: 287,522,907.”

shall be deleted and replaced with the following:

“Number of Shares: 283,508,077.”

2	Amendments to MSBNA Agreement

MSBNA and Counterparty agree that with effect from the Amendment Effective Date the MSBNA Agreement will be amended as follows:

(a)	the Initial Pricing Supplement shall be amended and restated in the form set forth in Schedule 1 (Amended and Restated Initial Pricing Supplement) of this Amendment Agreement. For the avoidance of doubt, the amended and restated Initial Pricing Supplement reflects that the aggregate Number of Options in respect of the Put Option Transactions and the Call Option Transactions is respectively reduced by 4,014,830 Options (corresponding to a total reduction of 8,029,660 Options in aggregate across all Transaction Pairs); and

(b)	the Final Pricing Supplement shall be amended and restated in the form set forth in Schedule 2 (Amended and Restated Final Pricing Supplement) of this Amendment Agreement. For the avoidance of doubt, the amended and restated Final Pricing Supplement reflects a reduction of the Deferred Fee Amount for the purposes of the Collar Confirmation from *** to *** and a reduction of the Independent Amount for the purposes of the Forward Confirmation from *** to ***.

3	Payments in respect of amendments

(a)	In connection with the amendments made by this Amendment Agreement, on the day falling two Exchange Business Days immediately following the Amendment Effective Date:

(i)	MSBNA shall pay to Counterparty an amount in EUR equal to the IA Unwind Amount;

(ii)	if the Forward Unwind Amount is positive, MSBNA shall pay such amount to Counterparty;

(iii)	if the Forward Unwind Amount is negative, Counterparty shall pay the absolute value of such amount to MSBNA;

(iv)	if the Collar Unwind Amount is positive, MSBNA shall pay such amount to Counterparty; and

(v)	if the Collar Unwind Amount is negative, Counterparty shall pay the absolute value of such amount to MSBNA;

where:

“Collar Unwind Amount” means the amount in EUR specified in the column headed “Collar Unwind Amount (EUR)” if the Unwind Closing Price is equal to the share price specified under the heading “Closing Price (EUR)” in the table set out in Schedule 4 hereto.

Provided that:

(A)	if the Unwind Closing Price falls between any two “Closing Prices (EUR)” listed in the table set out in Schedule 4 hereto, then MSBNA shall determine the Collar Unwind Amount using linear interpolation by reference to (I) the Unwind Closing Price and the “Closing Price (EUR)” listed immediately above and below the Unwind Closing Price in the table set out in Schedule 4 hereto and (II) the Collar Unwind Amounts set out in the rows corresponding to the applicable “Closing Price (EUR)” in the table set out in Schedule 4 hereto immediately above and below the Unwind Closing Price; and

(B)	if the Unwind Closing Price is lower than the lowest or higher than the highest Closing Price (EUR) specified in the table in Schedule 4 under the heading “Closing Price (EUR)”, then MSBNA shall determine the Collar Unwind Amount as if this were a determination to be made by it as Calculation Agent under the MSBNA Agreement and for this purpose the “Calculation Agent” provisions of the Collar Confirmation shall be deemed to apply to such determination.

MSBNA, MSIP and Counterparty acknowledge and agree that (i) the Collar Unwind Amount is net of the amount of *** owed by Counterparty to MSIP in connection with certain legal fees as set out under the clause “Transaction Costs” of the confirmation between MSIP and Counterparty dated 12 June 2023 (the “Transaction Costs Clause”), (ii) payment of the Collar Unwind Amount will satisfy Counterparty’s obligations under the Transaction Costs Clause in full and Counterparty shall have no further payment obligation under the Transaction Costs Clause, and (iii) MSBNA and MSIP will separately agree arrangements between themselves in relation to the discharge of Counterparty’s obligations in respect of the Transaction Costs Clause which are to be satisfied in accordance with (ii) above.

For the avoidance of doubt, the payments to be made by MSBNA and Counterparty pursuant to this Clause shall be subject to the operation of Section 2(c) of the MSBNA Master Agreement;

“Forward Unwind Amount” means an amount in EUR equal to the value of the Unwind Closing Price minus the Initial Price (***) multiplied by the Forward Unwind Number of Shares;

“Forward Unwind Number of Shares” means 4,014,830 Shares;

“IA Unwind Amount” means *** (being the EUR amount equal to the product of (A) the Forward Unwind Number of Shares and (B) the Initial Price (***); and

“Unwind Closing Price” means a price per Share in EUR equal to the official closing price per Share on the Exchange on the Amendment Effective Date as published by the Exchange except that if no such official closing price is published by the Exchange on the Amendment Effective Date, then MSBNA shall determine the Unwind Closing Price as if this were a determination to be made by it as Calculation Agent under the MSBNA Agreement and for this purpose the “Calculation Agent” provisions of the Collar Confirmation shall be deemed to apply to such determination.

4	Acknowledgements

(a)	Counterparty acknowledges and agrees that MSBNA has complied with any obligation it has under the MSBNA Agreement to consult with Counterparty in relation to the amendments contemplated by this Amendment Agreement.

(b)	Counterparty acknowledges and agrees that MSIP has complied with any obligation it has under the MSIP Agreement to consult with Counterparty in relation to the amendments contemplated by this Amendment Agreement.

(c)	Without prejudice to their respective rights and obligations under this Amendment Agreement, the MSBNA Agreement and the MSIP Agreement, MSBNA, MSIP and Counterparty acknowledge and agree that the entry into and performance of their respective obligations under this Amendment Agreement shall not trigger the occurrence of a termination or cancellation under the MSBNA Agreement or the MSIP Agreement (including without limitation an “Additional Termination Event” under the MSBNA Agreement or the MSIP Agreement).

5	Representations

(a)	Each of MSBNA and Counterparty makes to the other party all the representations specified to be made by it pursuant to the MSBNA Agreement (including each of the Additional Representations specified in the Collar Confirmation and the Forward Confirmation) as of the date of this Amendment Agreement, except that each reference in any such representation to the Transactions (or any one of them), the Collar Confirmation or the Forward Confirmation (as applicable), the MSBNA Master Agreement, or any Transaction Document (including any references to the execution of, delivery of, entry into or performance of any such document, transaction or obligation thereunder) shall be deemed to be a reference to (i) this Amendment Agreement; and (ii) the Transaction (as defined in the Collar Confirmation or the Forward Confirmation (as applicable)) and the Collar Confirmation or the Forward Confirmation (as applicable) as amended pursuant to this Amendment Agreement.

(b)	Each of MSIP and Counterparty makes to the other party all the representations specified to be made by it pursuant to the MSIP Agreement (including each of the Additional Representations specified in the SPA Confirmation (Contingent)) as of the date of this Amendment Agreement, except that each reference in any such representation to the Transaction, the SPA Confirmation (Contingent), the MSIP Master Agreement, or any Transaction Document (including any references to the execution of, delivery of, entry into or performance of any such document, transaction or obligation thereunder) shall be deemed to be a reference to (i) this Amendment Agreement; and (ii) the Transaction (as defined in the SPA Confirmation (Contingent) and the SPA Confirmation (Contingent) as amended pursuant to this Amendment Agreement.

(c)	Counterparty covenants to deliver to MSBNA and MSIP, and makes the representation set forth in Section 3(d) of the MSBNA Agreement in respect of, each of the conditions precedent documents listed at paragraph 1 (The Counterparty) of Schedule 3 (Conditions Precedent) to this Amendment Agreement.

6	Miscellaneous

(a)	Payments and deliveries. Each of (i) MSBNA and Counterparty and (ii) MSIP and Counterparty respectively acknowledges and agrees that any obligation of a party to make a payment to the other party pursuant to this Amendment Agreement is a payment obligation in respect of the Transaction to which such payment relates under and for the purposes of the MSBNA Agreement or the MSIP Agreement (as applicable) (including, without limitation, for the purposes of Section 2(c) of the MSBNA Master Agreement or the MSIP Master Agreement (as applicable)).

(b)	Secured Document. MSBNA and Counterparty hereby designate this Amendment Agreement a Transaction Document for the purposes of the MSBNA Agreement and a Secured Document for the purposes of the Security Agreement. MSBNA and Counterparty hereby agree that the Collar Confirmation and the Forward Confirmation, each as amended by this Amendment Agreement, continue to be Secured Documents for the purposes of the Security Agreement.

(c)	Failure of the Amendment Effective Date to occur. If the Amendment Effective Date does not occur on or prior to the date of this Amendment Agreement:

(i)	the SPA Confirmation (Contingent) will not be amended on the terms of Clause 1 of this Amendment Agreement;

(ii)	the MSBNA Agreement will not be amended on the terms of Clause 2 of this Amendment Agreement; and

(iii)	none of the amounts payable under Clause 3 will be payable.

7	Entire Agreement.

(a)	This Amendment Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings except as otherwise provided herein with respect thereto.

(b)	Except for any amendment to the MSBNA Agreement or the MSIP Agreement made pursuant to this Amendment Agreement, all terms and conditions of the MSBNA Agreement and the MSIP Agreement will each continue in full force and effect in accordance with its provisions on the date of this Amendment Agreement. References to (i) the MSBNA Agreement will be to the MSBNA Agreement, as amended by this Amendment Agreement and (ii) the MSIP Agreement will be to the MSIP Agreement, as amended by this Amendment Agreement.

(c)	Amendments. No amendment, modification or waiver in respect of the matters contemplated by this Amendment Agreement will be effective unless made in accordance with the terms of the MSBNA Agreement or the MSIP Agreement (as applicable).

(d)	Counterparts. This Amendment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(e)	Headings. The headings used in this Amendment Agreement are for convenience of reference only and are not to affect the construction or to be taken into consideration in interpreting this Amendment Agreement.

(f)	Governing Law. This Amendment Agreement and any non-contractual obligations arising out of or in connection with this Amendment Agreement will be governed by and construed in accordance with the governing law of the MSBNA Agreement.

(g)	Jurisdiction. The provisions of Sections 13(b) to (d) (inclusive) of the MSBNA Master Agreement apply to this Amendment Agreement as though they were set out in full in this Amendment Agreement mutatis mutandis except that the reference to “this Agreement or any Transaction” shall be construed as a reference to this Amendment Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified on the first page of this Amendment Agreement.

MORGAN STANLEY BANK, N.A. (“MSBNA”)		GREEN BRIDGE INVESTMENT COMPANY SCS (“Counterparty”) acting through GREEN BRIDGE MANAGEMENT SARL itself represented by:

By		By

Name:	***	Name:

Title:	Managing Director	Title:

MORGAN STANLEY & CO INTERNATIONAL PLC (“MSIP”)

By

Name:

Title:

IN WITNESS WHEREOF, the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified on the first page of this Amendment Agreement.

MORGAN STANLEY BANK, N.A. (“MSBNA”)	GREEN BRIDGE INVESTMENT COMPANY SCS (“Counterparty”) acting through GREEN BRIDGE MANAGEMENT SARL itself represented by:

By	By

Name:	Name:	***

Title:	Title:	Manager

MORGAN STANLEY & CO INTERNATIONAL PLC (“MSIP”)

By

Name:

Title:

IN WITNESS WHEREOF, the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified on the first page of this Amendment Agreement.

MORGAN STANLEY BANK, N.A. (“MSBNA”)		GREEN BRIDGE INVESTMENT COMPANY SCS (“Counterparty”) acting through GREEN BRIDGE MANAGEMENT SARL itself represented by:

By		By

Name:		Name:

Title:		Title:

MORGAN STANLEY & CO INTERNATIONAL PLC (“MSIP”)

By

Name:	***

Title:	Managing Director

SCHEDULE 1
AMENDED AND RESTATED INITIAL PRICING SUPPLEMENT

Initial Pricing Supplement

Initial Pricing Supplement dated 5 September 2023, as amended and restated on      5 April      2024

To: Green Bridge Investment Company SCS (“Party B”)

From: Morgan Stanley Bank, N.A. (“Party A”)

This is the Initial Pricing Supplement to the confirmation of an equity collar transaction dated 5 September 2023, as amended on      5 April      2024 between Party A and Party B (the “Collar Confirmation”) which supplements and forms part of the Collar Confirmation relating to such Transactions. No Transactions will be created by the delivery or confirmation of this Initial Pricing Supplement.

This Initial Pricing Supplement sets out (i) terms applicable to the Collar Confirmation at Part 1 below, and (ii) terms applicable to the series of options transactions evidenced by a confirmation relating to such transactions dated 5 September 2023, as amended on      5 April      2024 between Party A and Party B (the “Forward Confirmation”) at Part 2 below, and supplements and forms part of the Forward Confirmation.

Part 1

Terms relating to Collar Transaction

Terms defined in the Collar Confirmation shall bear the same meaning in this Part 1 (Terms relating to Collar Transaction) of this Initial Pricing Supplement. In the event of any inconsistency between the provisions of the Agreement the following order of priority will apply for the purposes of the Transactions: (i) the Transaction Supplement, (ii) the Collar Confirmation, (iii) the Equity Definitions, (iv) the Master Agreement and (b) the ISDA Form.

Terms applicable to individual Option Transactions
Bucket	Transaction Pair	Number of Put / Call Options in Put / Call Option Transaction	Scheduled Expiration Date	Put Strike Price Percentage	Call Strike Percentage
1	1	1,460,673	***	***	***
1	2	1,460,673	***	***	***
1	3	1,460,673	***	***	***
1	4	1,460,673	***	***	***
1	5	1,460,673	***	***	***
1	6	1,460,673	***	***	***
1	7	1,460,673	***	***	***
1	8	1,460,673	***	***	***
1	9	1,460,673	***	***	***
1	10	1,460,673	***	***	***
1	11	1,460,673	***	***	***
1	12	1,460,673	***	***	***
1	13	1,460,673	***	***	***
1	14	1,460,673	***	***	***
1	15	1,460,673	***	***	***
1	16	1,460,673	***	***	***
1	17	1,460,673	***	***	***
1	18	1,460,673	***	***	***

1	19	1,460,673	***	***	***
1	20	1,460,673	***	***	***
1	21	1,460,673	***	***	***
1	22	1,460,673	***	***	***
1	23	1,460,673	***	***	***
1	24	1,460,673	***	***	***
1	25	1,460,673	***	***	***
1	26	1,460,673	***	***	***
1	27	1,460,673	***	***	***
1	28	1,460,673	***	***	***
1	29	1,460,673	***	***	***
1	30	1,460,673	***	***	***
1	31	1,460,673	***	***	***
1	32	1,460,673	***	***	***
1	33	1,460,673	***	***	***
1	34	1,460,673	***	***	***
1	35	1,460,673	***	***	***
1	36	1,460,673	***	***	***
1	37	1,460,673	***	***	***
1	38	1,460,673	***	***	***

1	39	1,460,673	***	***	***
1	40	1,460,673	***	***	***
1	41	1,460,673	***	***	***
1	42	1,460,673	***	***	***
1	43	1,460,673	***	***	***
1	44	1,460,673	***	***	***
1	45	1,460,673	***	***	***
1	46	1,460,673	***	***	***
1	47	1,460,673	***	***	***
1	48	1,460,673	***	***	***
1	49	1,460,673	***	***	***
1	50	1,460,673	***	***	***
1	51	1,460,673	***	***	***
1	52	1,460,673	***	***	***
1	53	1,460,673	***	***	***
1	54	1,460,673	***	***	***
1	55	1,460,673	***	***	***
1	56	1,460,673	***	***	***
1	57	1,460,673	***	***	***
1	58	1,460,673	***	***	***
1	59	1,460,673	***	***	***

1	60	1,460,673	***	***	***
1	61	1,460,673	***	***	***
1	62	1,460,673	***	***	***
1	63	1,460,673	***	***	***
1	64	1,460,673	***	***	***
1	65	1,460,673	***	***	***
1	66	1,460,673	***	***	***
1	67	1,460,673	***	***	***
1	68	1,460,673	***	***	***
1	69	1,460,673	***	***	***
1	70	1,460,673	***	***	***
1	71	1,460,673	***		***
1	72	1,460,673	***	***	***
1	73	1,460,673	***	***	***
1	74	1,460,673	***	***	***
1	75	1,460,673	***	***	***
1	76	1,460,673	***	***	***
1	77	1,460,673	***	***	***
1	78	1,460,673	***	***	***
1	79	1,460,673	***	***	***
1	80	1,460,673	***	***	***
1	81	1,460,673	***	***	***

1	82	1,460,673	***	***	***
1	83	1,460,673	***	***	***
1	84	1,460,673	***	***	***
1	85	1,460,673	***	***	***
1	86	1,460,673	***	***	***
1	87	1,460,673	***	***	***
1	88	1,460,673	***	***	***
1	89	1,460,673	***	***	***
1	90	1,460,673	***	***	***
1	91	1,460,673	***	***	***
1	92	1,460,673	***	***	***
1	93	1,460,673	***	***	***
1	94	1,460,673	***	***	***
1	95	1,460,673	***	***	***
1	96	1,460,673	***	***	***
1	97	1,460,673	***	***	***
1	98	1,460,673	***	***	***
1	99	1,460,673	***	***	***
1	100	1,460,673	***	***	***
1	101	1,460,673	***	***	***
1	102	1,460,673	***	***	***

1	103	1,460,674	***	***	***
1	104	1,460,674	***	***	***
1	105	1,460,674	***	***	***
1	106	1,460,674	***	***	***
1	107	1,460,674	***	***	***
1	108	1,460,674	***	***	***
1	109	1,460,674	***	***	***
1	110	1,460,674	***	***	***
1	111	1,460,674	***	***	***
1	112	1,460,674	***	***	***
1	113	1,460,674	***	***	***
1	114	1,460,674	***	***	***
1	115	1,460,674	***	***	***
1	116	1,460,674	***	***	***
1	117	1,460,674	***	***	***
1	118	1,460,674	***	***	***
1	119	1,460,674	***	***	***
1	120	1,460,674	***	***	***
1	121	1,460,674	***	***	***
1	122	1,460,674	***	***	***
1	123	1,460,674	***	***	***

1	124	1,460,674	***	***	***
1	125	1,460,674	***	***	***
1	126	1,460,674	***	***	***
1	127	1,460,674	***	***	***
1	128	1,460,674	***	***	***
1	129	1,460,674	***	***	***
2	130	1,460,673	***	***	***
2	131	1,460,673	***	***	***
2	132	1,460,673	***	***	***
2	133	1,460,673	***	***	***
2	134	1,460,673	***	***	***
2	135	1,460,673	***	***	***
2	136	1,460,673	***	***	***
2	137	1,460,673	***	***	***
2	138	1,460,673	***	***	***
2	139	1,460,673	***	***	***
2	140	1,460,673	***	***	***
2	141	1,460,673	***	***	***
2	142	1,460,673	***	***	***
2	143	1,460,673	***	***	***
2	144	1,460,673	***	***	***

2	145	1,460,673	***	***	***
2	146	1,460,673	***	***	***
2	147	1,460,673	***	***	***
2	148	1,460,673	***	***	***
2	149	1,460,673	***	***	***
2	150	1,460,673	***	***	***
2	151	1,460,673	***	***	***
2	152	1,460,673	***	***	***
2	153	1,460,673	***	***	***
2	154	1,460,673	***	***	***
2	155	1,460,673	***	***	***
2	156	1,460,673	***	***	***
2	157	1,460,673	***	***	***
2	158	1,460,673	***	***	***
2	159	1,460,673	***	***	***
2	160	1,460,673	***	***	***
2	161	1,460,673	***	***	***
2	162	1,460,673	***	***	***
2	163	1,460,673	***	***	***
2	164	1,460,673	***	***	***
2	165	1,460,673	***	***	***

2	166	1,460,673	***	***	***
2	167	1,460,673	***	***	***
2	168	1,460,673	***	***	***
2	169	1,460,673	***	***	***
2	170	1,460,673	***	***	***
2	171	1,460,673	***	***	***
2	172	1,460,673	***	***	***
2	173	1,460,673	***	***	***
2	174	1,460,673	***	***	***
2	175	1,460,673	***	***	***
2	176	1,460,673	***	***	***
2	177	1,460,673	***	***	***
2	178	1,460,673	***	***	***
2	179	1,460,673	***	***	***
2	180	1,460,673	***	***	***
2	181	1,460,673	***	***	***
2	182	1,460,673	***	***	***
2	183	1,460,673	***	***	***
2	184	1,460,673	***	***	***
2	185	1,460,673	***	***	***
2	186	1,460,673	***	***	***

2	187	1,460,673	***	***	***
2	188	1,460,673	***	***	***
2	189	1,460,673	***	***	***
2	190	1,460,673	***	***	***
2	191	1,460,673	***	***	***
2	192	1,460,673	***	***	***
2	193	1,460,673	***	***	***
2	194	1,460,673	***	***	***
2	195	1,460,673	***	***	***
2	196	1,460,673	***	***	***
2	197	1,460,673	***	***	***
2	198	1,460,673	***	***	***
2	199	1,460,673	***	***	***
2	200	1,460,673	***	***	***
2	201	1,460,673	***	***	***
2	202	1,460,673	***	***	***
2	203	1,460,673	***	***	***
2	204	1,460,673	***	***	***
2	205	1,460,673	***	***	***
2	206	1,460,673	***	***	***
2	207	1,460,673	***	***	***

2	208	1,460,673	***	***	***
2	209	1,460,673	***	***	***
2	210	1,460,673	***	***	***
2	211	1,460,673	***	***	***
2	212	1,460,673	***	***	***
2	213	1,460,673	***	***	***
2	214	1,460,673	***	***	***
2	215	1,460,673	***	***	***
2	216	1,460,673	***	***	***
2	217	1,460,673	***	***	***
2	218	1,460,673	***	***	***
2	219	1,460,673	***	***	***
2	220	1,460,673	***	***	***
2	221	1,460,673	***	***	***
2	222	1,460,673	***	***	***
2	223	1,460,673	***	***	***
2	224	1,460,673	***	***	***
2	225	1,460,673	***	***	***
2	226	1,460,673	***	***	***
2	227	1,460,673	***	***	***
2	228	1,460,673	***	***	***

2	229	1,460,673	***	***	***
2	230	1,460,673	***	***	***
2	231	1,460,673	***	***	***
2	232	1,460,673	***	***	***
2	233	1,460,673	***	***	***
2	234	1,460,673	***	***	***
2	235	1,460,674	***	***	***
2	236	1,460,674	***	***	***
2	237	1,460,674	***	***	***
2	238	1,460,674	***	***	***
2	239	1,460,674	***	***	***
2	240	1,460,674	***	***	***
2	241	1,460,674	***	***	***
2	242	1,460,674	***	***	***
2	243	1,460,674	***	***	***
2	244	1,460,674	***	***	***
2	245	1,460,674	***	***	***
2	246	1,460,674	***	***	***
2	247	1,460,674	***	***	***
2	248	1,460,674	***	***	***
2	249	1,460,674	***	***	***

2	250	1,460,674	***	***	***
2	251	1,460,674	***	***	***
2	252	1,460,674	***	***	***
2	253	1,460,674	***	***	***
2	254	1,460,674	***	***	***
2	255	1,460,674	***	***	***
2	256	1,460,674	***	***	***
2	257	1,460,674	***	***	***
2	258	1,460,674	***	***	***
2	259	1,460,674	***	***	***
3	260	1,460,673	***	***	***
3	261	1,460,673	***	***	***
3	262	1,460,673	***	***	***
3	263	1,460,673	***	***	***
3	264	1,460,673	***	***	***
3	265	1,460,673	***	***	***
3	266	1,460,673	***	***	***
3	267	1,460,673	***	***	***
3	268	1,460,673	***	***	***
3	269	1,460,673	***	***	***
3	270	1,460,673	***	***	***

3	271	1,460,673	***	***	***
3	272	1,460,673	***	***	***
3	273	1,460,673	***	***	***
3	274	1,460,673	***	***	***
3	275	1,460,673	***	***	***
3	276	1,460,673	***	***	***
3	277	1,460,673	***	***	***
3	278	1,460,673	***	***	***
3	279	1,460,673	***	***	***
3	280	1,460,673	***	***	***
3	281	1,460,673	***	***	***
3	282	1,460,673	***	***%	***
3	283	1,460,673	***	***	***
3	284	1,460,673	***	***	***
3	285	1,460,673	***	***	***
3	286	1,460,673	***	***	***
3	287	1,460,673	***	***	***
3	288	1,460,673	***	***	***
3	289	1,460,673	***	***	***
3	290	1,460,673	***	***	***
3	291	1,460,673	***	***	***

3	292	1,460,673	***	***	***
3	293	1,460,673	***	***	***
3	294	1,460,673	***	***	***
3	295	1,460,673	***	***	***
3	296	1,460,673	***	***	***
3	297	1,460,673	***	***	***
3	298	1,460,673	***	***	***
3	299	1,460,673	***	***	***
3	300	1,460,673	***	***	***
3	301	1,460,673	***	***	***
3	302	1,460,673	***	***	***
3	303	1,460,673	***	***	***
3	304	1,460,673	***	***	***
3	305	1,460,673	***	***	***
3	306	1,460,673	***	***	***
3	307	1,460,673	***	***	***
3	308	1,460,673	***	***	***
3	309	1,460,673	***	***	***
3	310	1,460,673	***	***	***
3	311	1,460,673	***	***	***
3	312	1,460,673	***	***	***

3	313	1,460,673	***	***	***
3	314	1,460,673	***	***	***
3	315	1,460,673	***	***	***
3	316	1,460,673	***	***	***
3	317	1,460,673	***	***	***
3	318	1,460,673	***	***	***
3	319	1,460,673	***	***	***
3	320	1,460,673	***	***	***
3	321	1,460,673	***	***	***
3	322	1,460,673	***	***	***
3	323	1,460,673	***	***	***
3	324	1,460,673	***	***	***
3	325	1,460,673	***	***	***
3	326	1,460,673	***	***	***
3	327	1,460,673	***	***	***
3	328	1,460,673	***	***	***
3	329	1,460,673	***	***	***
3	330	1,460,673	***	***	***
3	331	1,460,673	***	***	***
3	332	1,460,673	***	***	***
3	333	1,460,673	***	***	***

3	334	1,460,673	***	***	***
3	335	1,460,673	***	***	***
3	336	1,460,673	***	***	***
3	337	1,460,673	***	***	***
3	338	1,460,673	***	***	***
3	339	1,460,673	***	***	***
3	340	1,460,673	***	***	***
3	341	1,460,673	***	***	***
3	342	1,460,673	***	***	***
3	343	1,460,673	***	***	***
3	344	1,460,673	***	***	***
3	345	1,460,673	***	***	***
3	346	1,460,673	***	***	***
3	347	1,460,673	***	***	***
3	348	1,460,673	***	***	***
3	349	1,460,673	***	***	***
3	350	1,460,673	***	***	***
3	351	1,460,673	***	***	***
3	352	1,460,673	***	***	***
3	353	1,460,673	***	***	***
3	354	1,460,673	***	***	***

3	355	1,460,673	***	***	***
3	356	1,460,673	***	***	***
3	357	1,460,673	***	***	***
3	358	1,460,673	***	***	***
3	359	1,460,673	***	***	***
3	360	1,460,673	***	***	***
3	361	1,460,673	***	***	***
3	362	1,460,673	***	***	***
3	363	1,460,673	***	***	***
3	364	1,460,673	***	***	***
3	365	1,460,674	***	***	***
3	366	1,460,674	***	***	***
3	367	1,460,674	***	***	***
3	368	1,460,674	***	***	***
3	369	1,460,674	***	***	***
3	370	1,460,674	***	***	***
3	371	1,460,674	***	***	***
3	372	1,460,674	***	***	***
3	373	1,460,674	***	***	***
3	374	1,460,674	***	***	***
3	375	1,460,674	***	***	***

3	376	1,460,674	***	***	***
3	377	1,460,674	***	***	***
3	378	1,460,674	***	***	***
3	379	1,460,674	***	***	***
3	380	1,460,674	***	***	***
3	381	1,460,674	***	***	***
3	382	1,460,674	***	***	***
3	383	1,460,674	***	***	***
3	384	1,460,674	***	***	***
3	385	1,460,674	***	***	***
3	386	1,460,674	***	***	***
3	387	1,460,674	***	***	***

Part 2

Terms relating to Forward Transaction

Terms defined in the Forward Confirmation shall bear the same meaning in this Part 2 (Terms relating to Forward Transaction) of this Initial Pricing Supplement. In the event of any inconsistency between the provisions of the Agreement the following order of priority will apply for the purposes of the Transactions: (i) the Transaction Supplement, (ii) the Forward Confirmation, (iii) the Equity Definitions, (iv) the Master Agreement and (b) the ISDA Form.

Terms applicable to individual Option Transactions
Transaction Pair	Number of Put / Call Options in Put / Call Option Transaction	Scheduled Expiration Date
1	732,578	***
2	732,578	***
3	732,578	***
4	732,578	***
5	732,578	***
6	732,578	***
7	732,578	***
8	732,578	***
9	732,578	***
10	732,578	***
11	732,578	***
12	732,578	***
13	732,578	***
14	732,578	***
15	732,578	***
16	732,578	***
17	732,578	***
18	732,578	***

19	732,578	***
20	732,578	***
21	732,578	***
22	732,578	***
23	732,578	***
24	732,578	***
25	732,578	***
26	732,578	***
27	732,578	***
28	732,580	***
29	732,580	***
30	732,580	***
31	732,580	***
32	732,580	***
33	732,580	***
34	732,580	***
35	732,580	***
36	732,580	***
37	732,580	***
38	732,580	***
39	732,580	***

40	732,580	***
41	732,579	***
42	732,579	***
43	732,579	***
44	732,579	***
45	732,579	***
46	732,579	***
47	732,579	***
48	732,579	***
49	732,579	***
50	732,579	***
51	732,579	***
52	732,579	***
53	732,579	***
54	732,579	***
55	732,579	***
56	732,579	***
57	732,579	***
58	732,579	***
59	732,579	***
60	732,579	***

61	732,579	***
62	732,579	***
63	732,579	***
64	732,579	***
65	732,579	***
66	732,579	***
67	732,579	***
68	732,579	***
69	732,579	***
70	732,579	***
71	732,579	***
72	732,579	***
73	732,579	***
74	732,579	***
75	732,579	***
76	732,579	***
77	732,579	***
78	732,579	***
79	732,579	***
80	732,579	***
81	732,579	***

82	732,579	***
83	732,579	***
84	732,579	***
85	732,579	***
86	732,579	***
87	732,579	***
88	732,579	***
89	732,579	***
90	732,579	***
91	732,579	***
92	732,579	***
93	732,579	***
94	732,579	***
95	732,579	***
96	732,579	***
97	732,579	***
98	732,579	***
99	732,579	***
100	732,579	***
101	732,579	***
102	732,579	***

103	732,580	***
104	732,580	***
105	732,580	***
106	732,580	***
107	732,580	***
108	732,580	***
109	732,580	***
110	732,580	***
111	732,580	***
112	732,580	***
113	732,580	***
114	732,580	***
115	732,580	***
116	732,580	***
117	732,580	***
118	732,580	***
119	732,580	***
120	732,580	***
121	732,580	***
122	732,580	***
123	732,580	***

124	732,580	***
125	732,580	***
126	732,580	***
127	732,580	***
128	732,580	***
129	732,580	***
130	732,578	***
131	732,578	***
132	732,578	***
133	732,578	***
134	732,578	***
135	732,578	***
136	732,578	***
137	732,578	***
138	732,578	***
139	732,578	***
140	732,578	***
141	732,578	***
142	732,578	***
143	732,578	***
144	732,578	***

145	732,578	***
146	732,578	***
147	732,578	***
148	732,578	***
149	732,578	***
150	732,578	***
151	732,578	***
152	732,578	***
153	732,578	***
154	732,578	***
155	732,578	***
156	732,578	***
157	732,579	***
158	732,579	***
159	732,579	***
160	732,579	***
161	732,579	***
162	732,579	***
163	732,579	***
164	732,579	***
165	732,579	***

166	732,579	***
167	732,579	***
168	732,579	***
169	732,579	***
170	732,579	***
171	732,579	***
172	732,579	***
173	732,579	***
174	732,579	***
175	732,579	***
176	732,579	***
177	732,579	***
178	732,579	***
179	732,579	***
180	732,579	***
181	732,579	***
182	732,579	***
183	732,579	***
184	732,579	***
185	732,579	***
186	732,579	***

187	732,579	***
188	732,579	***
189	732,579	***
190	732,579	***
191	732,579	***
192	732,579	***
193	732,579	***
194	732,579	***
195	732,579	***
196	732,579	***
197	732,579	***
198	732,579	***
199	732,579	***
200	732,579	***
201	732,579	***
202	732,579	***
203	732,579	***
204	732,579	***
205	732,579	***
206	732,579	***
207	732,579	***

208	732,579	***
209	732,579	***
210	732,579	***
211	732,579	***
212	732,579	***
213	732,579	***
214	732,579	***
215	732,579	***
216	732,579	***
217	732,579	***
218	732,579	***
219	732,579	***
220	732,579	***
221	732,579	***
222	732,579	***
223	732,579	***
224	732,579	***
225	732,579	***
226	732,579	***
227	732,579	***
228	732,579	***

229	732,579	***
230	732,579	***
231	732,579	***
232	732,579	***
233	732,579	***
234	732,579	***
235	732,580	***
236	732,580	***
237	732,580	***
238	732,580	***
239	732,580	***
240	732,580	***
241	732,580	***
242	732,580	***
243	732,580	***
244	732,580	***
245	732,580	***
246	732,580	***
247	732,580	***
248	732,580	***
249	732,580	***

250	732,580	***
251	732,580	***
252	732,580	***
253	732,580	***
254	732,580	***
255	732,580	***
256	732,580	***
257	732,580	***
258	732,580	***
259	732,578	***
260	732,578	***
261	732,578	***
262	732,578	***
263	732,578	***
264	732,578	***
265	732,578	***
266	732,578	***
267	732,578	***
268	732,578	***
269	732,578	***
270	732,578	***

271	732,578	***
272	732,578	***
273	732,578	***
274	732,578	***
275	732,578	***
276	732,578	***
277	732,578	***
278	732,578	***
279	732,578	***
280	732,578	***
281	732,578	***
282	732,578	***
283	732,578	***
284	732,578	***
285	732,578	***
286	732,578	***
287	732,578	***
288	732,579	***
289	732,579	***
290	732,579	***
291	732,579	***

292	732,579	***
293	732,579	***
294	732,579	***
295	732,579	***
296	732,579	***
297	732,579	***
298	732,579	***
299	732,579	***
300	732,579	***
301	732,579	***
302	732,579	***
303	732,579	***
304	732,579	***
305	732,579	***
306	732,579	***
307	732,579	***
308	732,579	***
309	732,579	***
310	732,579	***
311	732,579	***
312	732,579	***

313	732,579	***
314	732,579	***
315	732,579	***
316	732,579	***
317	732,579	***
318	732,579	***
319	732,579	***
320	732,579	***
321	732,579	***
322	732,579	***
323	732,579	***
324	732,579	***
325	732,579	***
326	732,579	***
327	732,579	***
328	732,579	***
329	732,579	***
330	732,579	***
331	732,579	***
332	732,579	***
333	732,579	***

334	732,579	***
335	732,579	***
336	732,579	***
337	732,579	***
338	732,579	***
339	732,579	***
340	732,579	***
341	732,579	***
342	732,579	***
343	732,579	***
344	732,579	***
345	732,579	***
346	732,579	***
347	732,579	***
348	732,579	***
349	732,579	***
350	732,579	***
351	732,579	***
352	732,579	***
353	732,579	***
354	732,579	***

355	732,579	***
356	732,579	***
357	732,579	***
358	732,579	***
359	732,579	***
360	732,579	***
361	732,579	***
362	732,579	***
363	732,579	***
364	732,579	***
365	732,580	***
366	732,580	***
367	732,580	***
368	732,580	***
369	732,580	***
370	732,580	***
371	732,580	***
372	732,580	***
373	732,580	***
374	732,580	***
375	732,580	***

376	732,580	***
377	732,580	***
378	732,580	***
379	732,580	***
380	732,580	***
381	732,580	***
382	732,580	***
383	732,580	***
384	732,580	***
385	732,580	***
386	732,580	***
387	732,580	***

SCHEDULE 2
AMENDED AND RESTATED FINAL PRICING SUPPLEMENT

Final Pricing Supplement

Final Pricing Supplement dated 5 September 2023, as amended and restated on      5 April      2024

To: Green Bridge Investment Company SCS (“Party B”)

From: Morgan Stanley Bank, N.A. (“Party A”)

This is the Final Pricing Supplement to the confirmation of an equity collar transaction dated 5 September 2023, as amended on      5 April      2024 between Party A and Party B (the “Collar Confirmation”) which supplements and forms part of the Collar Confirmation.

This Final Pricing Supplement sets out (i) terms applicable to the Collar Confirmation at Part 1 below, and (ii) terms applicable to the series of options transactions evidenced by a confirmation relating to such transactions dated 5 September 2023, as amended on      5 April      2024 between Party A and Party B (the “Forward Confirmation”) at Part 2 below, and supplements and forms part of the Forward Confirmation.

Part 1

Terms relating to Collar Transaction

Terms defined in the Collar Confirmation shall bear the same meaning in Part 1 (Terms relating to Collar Transaction) of this Final Pricing Supplement. In the event of any inconsistency between the provisions of the Agreement the following order of priority will apply for the purposes of the Transactions: (i) the Transaction Supplement, (ii) the Collar Confirmation, (iii) the Equity Definitions, (iv) the Master Agreement and (b) the ISDA Form.

Terms applicable to all Option Transactions
Trade Date:	5 September 2023
Initial Price:	***
Deferred Fee Amount:	***

Part 2

Terms relating to Forward Transaction

Terms defined in the Forward Confirmation shall bear the same meaning in this Part 2 (Terms relating to Forward Transaction) of this Final Pricing Supplement. In the event of any inconsistency between the provisions of the Agreement the following order of priority will apply for the purposes of the Transactions: (i) the Transaction Supplement, (ii) the Forward Confirmation, (iii) the Equity Definitions, (iv) the Master Agreement and (b) the ISDA Form.

Terms applicable to all Option Transactions
Trade Date:	5 September 2023
Initial Price:	***
Independent Amount:	***

SCHEDULE 3

CONDITIONS PRECEDENT

1	The Counterparty

(a)	A copy of the constitutional documents of Counterparty and the General Partner.

(b)	An electronic copy of an excerpt issued by the Register of Trade and Companies of Luxembourg (Registre de Commerce et des Societes) in respect of Counterparty and the General Partner dated on the date of this Amendment Agreement.

(c)	An electronic copy of a non-registration certificate (certificat de non inscription de decision judiciaire ou de dissolution administrative sans liquidation) issued by the Register of Trade and Companies of Luxembourg (Registre de Commerce et des Societes) in respect of Counterparty and the General Partner dated on the date of this Amendment Agreement.

(d)	To the extent required by law or constitutional documents, a copy of a resolution of the General Partner acting, where applicable, on its own behalf and in its capacity as general partner of Counterparty: (i) approving the terms of the Amendment Agreement and resolving that it, on behalf of Counterparty and, where applicable, on its own behalf, execute, deliver and perform its and/or Counterparty’s (as applicable) obligations under the Amendment Agreement; (ii) authorising a specified person or persons, on behalf of Counterparty and, where applicable on its own behalf, to execute the Amendment Agreement; and (iii) authorising a specified person or persons on behalf of Counterparty and, where applicable, on its own behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it or Counterparty (as applicable) under or in connection with the Amendment Agreement.

(e)	A specimen of the signature of each person authorised on behalf of Counterparty and the General Partner on its behalf to enter into or witness the entry into of the Amendment Agreement or to sign and/or dispatch any document or notice under or in connection with the Amendment Agreement.

(f)	A certificate of an authorised signatory of the General Partner acting, where applicable, on its own behalf and in its capacity as general partner of Counterparty confirming that: (i) neither Counterparty nor the General Partner is subject to bankruptcy (faillite) (nor does it meet or threaten to meet the criteria for bankruptcy), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), administrative dissolution without liquidation (dissolution administrative sans liquidation), suspension of payments (sursis de paiement), judicial reorganisation (reorganisation judiciaire), reorganisation by amicable agreement (reorganisation par accord amiable) or any similar Luxembourg or foreign law or proceedings affecting the rights of creditors generally; (ii) neither Counterparty nor the General Partner is in a state of cessation of payments (cessation des paiments) and has lost its commercial creditworthiness (ebranlement de credit); (iii) no application has been made by Counterparty or the General Partner or, as far as Counterparty and the General Partner is aware, as applicable, by any other entitled person for the appointment of a commissaire, juge-commissaire, liquidateur, curateur or similar officer pursuant to any insolvency or similar proceedings; (iv) to the best of their knowledge, no petition for the opening of such proceedings has been presented by Counterparty or the General Partner or by any other person entitled to do so; (v) the entry by Counterparty into the Transaction Documents and the performance of its obligations thereunder will not cause any of (i) to (iv) above to occur; and (vi) each copy document specified in this Section 1 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the Amendment Agreement.

2	Legal Opinion

(a)	A legal opinion in respect of the capacity and authority of Counterparty or of the General Partner on its behalf (as applicable) to enter into and perform its obligations under the Amendment Agreement from Linklaters LLP, legal advisers to Counterparty in relation to the laws of Luxembourg.

3	Other documents and evidence

(a)	Evidence that Law Debenture Corporate Services Limited (8th Floor, 100 Bishopsgate, London, EC2N 4AG) has accepted its appointment as process agent in respect of this (i) Amendment Agreement and (ii) each of the MSIP Agreement and the MSBNA Agreement as amended pursuant to this Amendment Agreement.

(b)	Satisfaction by MSIP and MSBNA of all “know your customer” requirements.

(c)	Each of MSIP and MSBNA is satisfied that all its credit, legal, product and other internal approvals in connection with the Amendment Agreement have been obtained.

SCHEDULE 4

COLLAR UNWIND AMOUNT

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